HANSBERGER INTERNATIONAL FUND

          Supplement dated August 4, 2005 to IXIS Advisor Equity Funds
                Classes A, B and C and Class Y Prospectuses, each
                  dated May 1, 2005, each as may be revised and
                         supplemented from time to time

Trevor Graham has been added as a member of the portfolio team that manages the international growth segment of the Hansberger International Fund (the "Fund"). The following paragraph is added to the section "Meet the Funds' Portfolio Managers" of each Prospectus:


Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President - Research of Hansberger, joined the firm in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 8 years of investment management experience.


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